                                                                   EXHIBIT ____


                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2272148
                                                              ------------------

                        THE COMMONWEALTH OF MASSACHUSETTS
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512

                              ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)


We,               George W. Chamillard                            , *President
    -------------------------------------------------------------

and               William B. Asher, Jr.                      , *Assistant Clerk,
    --------------------------------------------------------

of                 Teradyne, Inc.                                             ,
   --------------------------------------------------------------------------
                           (Exact name of corporation)

located at         321 Harrison Avenue, Boston, MA  02118                      ,
           --------------------------------------------------------------------
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

                                        3
--------------------------------------------------------------------------------
          (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting
held on   May 25, 2000, by vote of:
          ------  ----

99,225,914 shares of Common Stock                    of 172,794,091  shares outstanding,
----------           -------------------------------    -----------
                     (type, class & series, if any)

           shares of                                 of              shares outstanding, and
----------           -------------------------------    -----------
                     (type, class & series, if any)

           shares of                                 of              shares outstanding,
----------           -------------------------------    -----------
                     (type, class & series, if any)

1**being at least a majority of each type, class or series outstanding and entitled to vote thereon:

*Delete the inapplicable words.             **Delete the inapplicable clause.
1 For amendments adopted pursuant to Chapter 156B, Section 70.
2 For amendments adopted pursuant to Chapter 156B, Section 71.

NOTE: IF THE SPACE PROVIDED UNDER ANY ARTICLE OR ITEM ON THIS FORM IS INSUFFICIENT, ADDITIONS SHALL BE SET FORTH ON ONE SIDE ONLY OF SEPARATE
8 1/2 X 11 SHEETS OF PAPER WITH A LEFT MARGIN OF AT LEAST 1 INCH. ADDITIONS TO MORE THAN ONE ARTICLE MAY BE MADE ON A SINGLE SHEET SO LONG AS EACH ARTICLE REQUIRING EACH ADDITION IS CLEARLY INDICATED.

-------------
Examiner



------------
Name
Approved



 C   [ ]

 P   [ ]

 M   [ ]

R.A. [ ]





----------
P.C.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:


-------------------------------------------------- --------------------------------------------------------------------
            WITHOUT PAR VALUE STOCKS                                      WITH PAR VALUE STOCKS
------------------ ------------------------------- ------------- ------------------------------- ----------------------
      TYPE                NUMBER OF SHARES             TYPE             NUMBER OF SHARES               PAR VALUE
------------------ ------------------------------- ------------- ------------------------------- ----------------------
Common:                                            Common:                250,000,000                    $.125
------------------ ------------------------------- ------------- ------------------------------- ----------------------

------------------ ------------------------------- ------------- ------------------------------- ----------------------
Preferred:                                         Preferred:
------------------ ------------------------------- ------------- ------------------------------- ----------------------

------------------ ------------------------------- ------------- ------------------------------- ----------------------

Change the total authorized to:

-------------------------------------------------- --------------------------------------------------------------------
            WITHOUT PAR VALUE STOCKS                                      WITH PAR VALUE STOCKS
------------------ ------------------------------- ------------- ------------------------------- ----------------------
      TYPE                NUMBER OF SHARES             TYPE             NUMBER OF SHARES               PAR VALUE
------------------ ------------------------------- ------------- ------------------------------- ----------------------
Common:                                            Common:               1,000,000,000                   $.125
------------------ ------------------------------- ------------- ------------------------------- ----------------------

------------------ ------------------------------- ------------- ------------------------------- ----------------------
Preferred:                                         Preferred:
------------------ ------------------------------- ------------- ------------------------------- ----------------------

------------------ ------------------------------- ------------- ------------------------------- ----------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:                                         .
                       ---------------------------------------

SIGNED UNDER THE PENALTIES OF PERJURY, this 12th day of    June    , 2000,
                                            ----        ----------   ----

/s/ George W. Chamillard                                          , *President
-----------------------------------------------------------------

/s/ William B. Asher, Jr.                                      *Assistant Clerk.
--------------------------------------------------------------,

*Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)


     =================================================================

     I hereby approve the within Articles of Amendment and, the filing fee in the amount of $ 750,000 having been paid, said articles are deemed to have been filed with me this 13th day of June 2000.



     Effective date:            June 13, 2000
                    --------------------------------------




                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth








                         TO BE FILLED IN BY CORPORATION
                      PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                       Dana L. Keith, Corporate Paralegal
     -----------------------------------------------------------------

                       Testa, Hurwitz & Thibeault, LLP
     -----------------------------------------------------------------

                       125 High Street, Boston, MA  02110
     -----------------------------------------------------------------

                       Telephone:    (617)248-7874
     -----------------------------------------------------------------

                                                          FEDERAL IDENTIFICATION
                                                          NO.   04-2272148
                                                             -------------------

                        THE COMMONWEALTH OF MASSACHUSETTS
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512

                              ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)

We,                        George W. Chamillard                    , *President
    --------------------------------------------------------------

and                        Donald G. Leka                    , *Assistant Clerk,
    --------------------------------------------------------

of                         Teradyne, Inc.                                      ,
   ---------------------------------------------------------------------------
                           (Exact name of corporation)

located at      321 Harrison Avenue, Boston, Massachusetts  02118              ,
           -------------------------------------------------------------------
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

                             Article 3
--------------------------------------------------------------------------------
          (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on May 23 , 1996, by vote of:


63,652,370         shares of     Common Stock                  of      71,452,818          shares outstanding,
------------------               -----------------------------         ------------
                                 (type, class & series, if any)
                   shares of                                   of                          shares outstanding, and
------------------               -----------------------------         ------------
                                 (type, class & series, if any)
                   shares of                                   of                          shares outstanding,
------------------               -----------------------------         ------------
                                 (type, class & series, if any)

1**being at least a majority of each type, class or series outstanding and entitled to vote thereon:

*Delete the inapplicable words.             **Delete the inapplicable clause.
1 For amendments adopted pursuant to Chapter 156B, Section 70.
2 For amendments adopted pursuant to Chapter 156B, Section 71.
NOTE: IF THE SPACE PROVIDED UNDER ANY ARTICLE OR ITEM ON THIS FORM IS INSUFFICIENT, ADDITIONS SHALL BE SET FORTH ON ONE SIDE ONLY OF
SEPARATE 8 1/2 X 11 SHEETS OF PAPER WITH A LEFT MARGIN OF AT LEAST 1 INCH. ADDITIONS TO MORE THAN ONE ARTICLE MAY BE MADE ON A SINGLE SHEET SO LONG AS EACH ARTICLE REQUIRING EACH ADDITION IS CLEARLY INDICATED.


-------------
Examiner



------------
Name
Approved



 C   [ ]

 P   [ ]

 M   [ ]

R.A. [ ]



-------------
P.C.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

-------------------------------------------------- --------------------------------------------------------------------

            WITHOUT PAR VALUE STOCKS                                      WITH PAR VALUE STOCKS
------------------ ------------------------------- ------------- ------------------------------- ----------------------
      TYPE                NUMBER OF SHARES             TYPE             NUMBER OF SHARES               PAR VALUE
------------------ ------------------------------- ------------- ------------------------------- ----------------------
Common:                                            Common:                125,000,000                   $0.125
------------------ ------------------------------- ------------- ------------------------------- ----------------------

------------------ ------------------------------- ------------- ------------------------------- ----------------------
Preferred:                                         Preferred:
------------------ ------------------------------- ------------- ------------------------------- ----------------------

------------------ ------------------------------- ------------- ------------------------------- ----------------------

Change the total authorized to:

-------------------------------------------------- --------------------------------------------------------------------
            WITHOUT PAR VALUE STOCKS                                      WITH PAR VALUE STOCKS
------------------ ------------------------------- ------------- ------------------------------- ----------------------
      TYPE                NUMBER OF SHARES             TYPE             NUMBER OF SHARES               PAR VALUE
-------------------------------------------------- --------------------------------------------------------------------
Common:                                            Common:                250,000,000                   $0.125
------------------ ------------------------------- ------------- ------------------------------- ----------------------

------------------ ------------------------------- ------------- ------------------------------- ----------------------
Preferred:                                         Preferred:
------------------ ------------------------------- ------------- ------------------------------- ----------------------

------------------ ------------------------------- ------------- ------------------------------- ----------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:                                         .
                       ---------------------------------------

SIGNED UNDER THE PENALTIES OF PERJURY, this  31  day of   July       , 1996,
                                            ----        -------------    --

     /s/ George Chamillard                                         , *President
------------------------------------------------------------------

     /s/ Donald G. Leka                                      , *Assistant Clerk.
------------------------------------------------------------

*Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)


                ============================================================

                I hereby approve the within Articles of Amendment and, the filing fee in the amount of $125,000 having been paid, said articles are deemed to have been filed with me this 31st day of July 1996 .



                Effective date:
                               --------------------------------------------


                              /s/ William F. Galvin

                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth












                         TO BE FILLED IN BY CORPORATION
                      PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                          Kevin M. Barry, Esq.
                --------------------------------------------------
                          Testa, Hurwitz & Thibeault, LLP
                          125 High Street
                --------------------------------------------------

                          Boston, MA  02110
                --------------------------------------------------

                                                          FEDERAL IDENTIFICATION
                                                          NO.   04-2272148
                                                             -------------------


                        THE COMMONWEALTH OF MASSACHUSETTS
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth
                One Ashburton Place, Boston, Massachusetts 02108

                              ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)

We,                        Owen W. Robbins                     , *Vice President
    ----------------------------------------------------------

and                        Donald G. Leka                    , *Assistant Clerk
    --------------------------------------------------------

of                         Teradyne, Inc.                                     ,
   --------------------------------------------------------------------------
                           (Exact name of corporation)

located at       321 Harrison Avenue, Boston, Massachusetts  02118            ,
           ------------------------------------------------------------------
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

                           Article 3
--------------------------------------------------------------------------------
          (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on May 24, 1995, by vote of:
------    --


26,581,818         shares of       Common Stock                   of      37,173,315       shares outstanding,
------------------                 ---------------------------         -----------------
                                   (type, class & series, if any)
                   shares of                                      of                       shares outstanding, and
------------------                 ---------------------------         -----------------
                                   (type, class & series, if any)
                   shares of                                      of                       shares outstanding,
------------------                 ---------------------------         -----------------
                                   (type, class & series, if any)

1**being at least a majority of each type, class or series outstanding and entitled to vote thereon:

*Delete the inapplicable words.             **Delete the inapplicable clause.
1 For amendments adopted pursuant to Chapter 156B, Section 70.
2 For amendments adopted pursuant to Chapter 156B, Section 71.

NOTE: IF THE SPACE PROVIDED UNDER ANY ARTICLE OR ITEM ON THIS FORM IS INSUFFICIENT, ADDITIONS SHALL BE SET FORTH ON ONE SIDE ONLY OF SEPARATE
8 1/2 X 11 SHEETS OF PAPER WITH A LEFT MARGIN OF AT LEAST 1 INCH. ADDITIONS TO MORE THAN ONE ARTICLE MAY BE MADE ON A SINGLE SHEET SO LONG AS EACH ARTICLE REQUIRING EACH ADDITION IS CLEARLY INDICATED.


-------------
Examiner



------------
Name
Approved



 C   [ ]

 P   [ ]

 M   [ ]

R.A. [ ]





-------------
P.C.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

-------------------------------------------------- --------------------------------------------------------------------
            WITHOUT PAR VALUE STOCKS                                      WITH PAR VALUE STOCKS
-------------------------------------------------- --------------------------------------------------------------------
      TYPE                NUMBER OF SHARES             TYPE             NUMBER OF SHARES               PAR VALUE
------------------ ------------------------------- ------------- ------------------------------- ----------------------
Common:                                            Common:                 75,000,000                   $0.125
------------------ ------------------------------- ------------- ------------------------------- ----------------------

------------------ ------------------------------- ------------- ------------------------------- ----------------------
Preferred:                                         Preferred:
------------------ ------------------------------- ------------- ------------------------------- ----------------------

------------------ ------------------------------- ------------- ------------------------------- ----------------------

Change the total authorized to:

-------------------------------------------------- --------------------------------------------------------------------
            WITHOUT PAR VALUE STOCKS                                      WITH PAR VALUE STOCKS
-------------------------------------------------- --------------------------------------------------------------------
      TYPE                NUMBER OF SHARES             TYPE             NUMBER OF SHARES               PAR VALUE
------------------ ------------------------------- ------------- ------------------------------- ----------------------
Common:                                            Common:                125,000,000                   $0.125
------------------ ------------------------------- ------------- ------------------------------- ----------------------

------------------ ------------------------------- ------------- ------------------------------- ----------------------
Preferred:                                         Preferred:
------------------ ------------------------------- ------------- ------------------------------- ----------------------

------------------ ------------------------------- ------------- ------------------------------- ----------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:                                         .
                       ---------------------------------------

SIGNED UNDER THE PENALTIES OF PERJURY, this  14th  day of  July  , 1995,
                                            ------        ------     --

   /s/ Owen W. Robbins                                Executive Vice, *President
--------------------------------------------------------------------

  /s/  Donald G. Leka                                          Assistant, *Clerk
------------------------------------------------------------------------

*Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)


            =========================================================

            I hereby approve the within Articles of Amendment and, the filing fee in the amount of $50,000.00 having been paid, said articles are deemed to have been filed with me this 17th day of July 1995 .





                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth











                         TO BE FILLED IN BY CORPORATION
                      PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                         Kevin M. Barry, Esq.
            -------------------------------------------------------
                         Testa, Hurwitz & Thibeault
                         53 State Street, Exchange Place
            -------------------------------------------------------

                         Boston, MA  02109
            -------------------------------------------------------

                                                          Federal Identification
                                                               No.    04-2272148
                                                                  --------------
                                                                    Fee: $250.00


                        THE COMMONWEALTH OF MASSACHUSETTS
                             Michael Joseph Connolly
                               Secretary of State
                One Ashburton Place, Boston, Massachusetts 02108

            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                     (General Laws Chapter 156B, Section 82)


We,      Owen W. Robbins and William B. Asher, Jr.          Vice President* and
    -------------------------------------------------------

    / Assistant Clerk of         Teradyne, Inc.
                            ----------------------------------------------------

organized under the laws of Massachusetts and herein called the parent
                            -------------
corporation, do hereby certify as follows:

1. That the subsidiary corporation(s) to be merged into the parent corporation are as follows:

       NAME                    STATE OF ORGANIZATION      DATE OF ORGANIZATION

AIDA Corporation                      California              6/15/84
Zehntel, Inc.                         Delaware                10/24/75

2. That the parent corporation owns at least ninety percent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

3. That in the case of each of the above-named corporations the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted.)

*Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts, these articles are to be signed by officers having corresponding powers and duties.



-------------
Examiner



------------
Name
Approved



 C   [ ]

 P   [ ]

 M   [ ]

R.A. [ ]



-------------
P.C.

4. That at a meeting of the directors of the parent corporation, the following vote, pursuant to General Laws, Chapter 156B, Section 82, was duly adopted:


                             See Continuation Sheets


















NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding. Only one side should be used.

5. The effective date of the merger shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date, which shall not be more than thirty days after the date of filing:

                            See Continuation Sheets



     IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed
our names this   27th  day of  December, 1989__________________.
                 ----          --------


                                        /s/ Owen W. Robbins, Vice President
                                        ------------------


                                        /s/ William B. Asher, Assistant Clerk
                                        -------------------







*Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts, these articles are to be signed by officers having corresponding powers and duties.

                               Continuation Sheet


                           MERGER OF AIDA CORPORATION

VOTED: That the Agreement and Plan of Merger in the form attached hereto, providing for the merger of the Corporation's wholly-owned subsidiary, AIDA Corporation, with and into the corporation, with the Corporation constituting the surviving corporation, be, and hereby is, approved, with such changes therein or additions thereto as the officers executing the same shall approve, such approval to be evidenced conclusively by their execution and delivery thereof; and that the President or any Vice-President and Clerk or Assistant Clerk of the Corporation be, and they hereby are, authorized and empowered to execute and deliver the Agreement and Plan of Merger on behalf of the Corporation.

VOTED: That the President or any Vice-President and the Clerk or Assistant Clerk of the Corporation be, and hereby are, authorized and empowered to execute, acknowledge and file on behalf of the Corporation, the Certificate of Ownership in the form attached hereto, with the office of the Secretary of State for the State of California.

VOTED: At or after the effective date of the merger of AIDA Corporation with and into the Corporation, all debts, liabilities and duties of AIDA Corporation shall attach to the Corporation and may be enforced against the Corporation to the same extent as if such debts, liabilities and duties had been incurred or contracted by the Corporation.

VOTED: That the President or any Vice President and the Clerk or Assistant Clerk of the Corporation be, and hereby are, authorized and empowered to execute, acknowledge and file on behalf of the Corporation, the Articles of Merger in the form attached hereto, with the office of the Secretary of State of Massachusetts.

VOTED: That the effective date of such foregoing merger is and shall be January 1, 1990

VOTED: That the proper officers of the Corporation be, and each of them singly hereby is, authorized and empowered to execute and deliver such documents, instruments and certificates, make any payments and to take all actions as in his judgment may be necessary, desirable or appropriate in order to effectuate the intent and purposes of the foregoing resolutions.

                               Continuation Sheet

                             Merger of Zehntel, Inc.

VOTED: That the Agreement and Plan of Merger in the form attached hereto, providing for the merger of the Corporation's wholly-owned subsidiary, Zehntel, Inc. with and into the corporation, with the Corporation constituting the surviving corporation, be, and hereby is, approved, with such changes therein or additions thereto as the officers executing the same shall approve, such approval to be evidenced conclusively by their execution and delivery thereof; and that the President or any Vice-President and Clerk or Assistant Clerk of the Corporation be, and they hereby are, authorized and empowered to execute and deliver the Agreement and Plan of Merger on behalf of the Corporation.

VOTED: That the President or any Vice-President and the clerk or Assistant clerk of the Corporation be, and hereby are, authorized and empowered to execute, acknowledge and file on behalf of the Corporation, the Certificate of Ownership and Merger in the form attached hereto, with the office of the Secretary of State for the State of Delaware and a certified copy thereof in the office of the Recorder of Deeds of New Castle County in accordance with the General Corporation Law of the State of Delaware.

VOTED: That the President or any Vice-President and the Clerk of Assistant Clerk of the corporation be, and hereby are, authorized and empowered to execute, acknowledge and file on behalf of the Corporation, the Articles of Merger in the form attached as hereto, with the office of the Secretary of State of Massachusetts and a certified copy thereof in the Registry of Deeds in accordance with the Business Corporation Law of Massachusetts.

VOTED: That the effective date of such foregoing merger is and shall be January 1, 1990.

VOTED: That the proper officers of the Corporation be, and each of them singly hereby is, authorized and empowered to execute and deliver such documents, instruments and certificates, make any payments and to take all actions as in his judgment may be necessary, desirable or appropriate in order to effectuate the intent and purposes of the foregoing resolutions.

                        THE COMMONWEALTH OF MASSACHUSETTS

            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                    (GENERAL LAWS, CHAPTER 156B, SECTION 82)

                      ====================================

     I hereby approve the within Articles of Merger of Parent and Subsidiary
           Corporations and, the filing fee in the amount of $250.00,
                                                             -------
      having been paid, said articles are deemed to have been filed with me this 28th day of December, 1989
                              ----        ---------

                             Effective date: 1/1/90
                                            ------------



                           /s/ Michael Joseph Connolly
                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State





                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:


                             Leslie S. White, Esq.
                        --------------------------------------
                             c/o Testa Hurwitz & Thibeault
                        --------------------------------------
                             53 State Street, Exchange Place
                        --------------------------------------
                             Boston, MA 02109
                        ----------------------------------
                             Telephone:  (617) 367-7500
                        ----------------------------------

                                                          Federal Identification
                                                                 No.  04-2272148
                                                                   -------------
                                                                    Fee: $250.00


                        THE COMMONWEALTH OF MASSACHUSETTS
                             William Francis Galvin
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512

            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                     (General Laws Chapter 156B, Section 82)

We,      Owen W. Robbins and William B. Asher                Vice President* and
    --------------------------------------------------------

Assistant Clerk of          Teradyne, Inc.  (S)
                  --------------------------------------------------------------

organized under the laws of Massachusetts and herein called the parent corporation, certify as follows:

1. That the subsidiary corporation(s) to be merged into the parent corporation are:

        NAME                        STATE OF ORGANIZATION   DATE OF ORGANIZATION

CASE Technology, Inc.               California              1/21/83

Teradyne Central, Inc.              Delaware                12/15/72

Teradyne Connection Systems, Inc.   Massachusetts           10/16/68

2.

3.

*Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts, these articles are to be signed by officers having corresponding powers and duties.



-------------
Examiner



------------
Name
Approved



 C   [ ]

 P   [ ]

 M   [ ]

R.A. [ ]



-------------
P.C.

4. That at a meeting of the directors of the parent corporation, the following vote, pursuant to General Laws, Chapter 156B, Section 82, Subsection (a) was duly adopted:


                             See Continuation Sheets

5. The effective date of the merger shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date, which shall not be more than thirty days after the date of filing:

                             See Continuation Sheets


     IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 27th day of December, 1989.


                                        /s/ Owen W. Robbins  Vice President*
                                        ------------------



                                        /s/ William B. Asher Assistant Clerk*
                                        --------------------




*Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts, these articles are to be signed by officers having corresponding powers and duties.

                        THE COMMONWEALTH OF MASSACHUSETTS

            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                    (GENERAL LAWS, CHAPTER 156B, SECTION 82)

                      ====================================

     I hereby approve the within Articles of Merger of Parent and Subsidiary
           Corporations and, the filing fee in the amount of $250.00,
                                                             -------
      having been paid, said articles are deemed to have been filed with me this 28th day of December, 1989


                        Effective date: December 31, 1989




                             MICHAEL JOSEPH CANNILY
                          Secretary of the Commonwealth





                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:


                              Leslie S. White, Esq.
                         c/o Testa, Hurwitz & Thibeault
                         53 State Street, Exchange Place
                                Boston, MA 02109

                       ----------------------------------

                            Telephone: (617) 367-7500

                               Continuation Sheet

                        MERGER OF TERADYNE CENTRAL, INC.


VOTED: That the Agreement and Plan of Merger in the form attached hereto, providing for the merger of the corporation's wholly-owned subsidiary, Teradyne Central, Inc., with and into the corporation, with the Corporation constituting the surviving corporation, be, and hereby is, approved, with such changes therein or additions thereto as the officers executing the same shall approve, such approval to be evidenced conclusively by their execution and delivery thereof; and that the President or any Vice-President and Clerk or assistant Clerk of the Corporation be, and they hereby are, authorized and empowered to execute and deliver the Agreement and Plan of Merger on behalf of the Corporation.

VOTED: That the President or any Vice-President and the Clerk or Assistant Clerk of the Corporation be, and hereby are, authorized and empowered to execute, acknowledge and file on behalf of the Corporation, the Certificate of Ownership and Merger in the form attached hereto, with the office of the Secretary of State for the State of Delaware and a certified copy thereof in the office of the Recorder of Deeds of New Castle County in accordance with the General Corporation Law of the State of Delaware.

VOTED: That the President or any Vice-President and the Clerk or Assistant Clerk of the corporation be, and hereby are, authorized and empowered to execute, acknowledge and file on behalf of the Corporation, the Articles of Merger in the form attached as hereto, with the office of the Secretary of State of Massachusetts and a certified copy thereof in the Registry Of Deeds in accordance with the Business Corporation Law of Massachusetts.

VOTED: That the effective date of such foregoing merger is and shall be December 31, 1990.

VOTED: That the proper officers of the Corporation be, and each of them singly hereby is, authorized and empowered to execute and deliver such documents, instruments and certificates, make any payments and to take all actions as in his judgment may be necessary, desirable or appropriate in order to effectuate the intent and purposes of the foregoing resolutions.

                               Continuation Sheet

                   Merger of Teradyne Connection Systems, Inc.

VOTED: That the Agreement and Plan of Merger in the form attached hereto, providing for the merger of the Corporation's wholly-owned subsidiary, Teradyne Connection Systems, Inc. with and into the Corporation, with the Corporation constituting the surviving corporation, be, and hereby is, approved, with such changes therein or additions thereto as the officers executing the same shall approve, such approval to be evidenced conclusively by their execution and delivery thereof; and that the President or any Vice-President and Clerk or Assistant Clerk of the Corporation be, and they hereby are, authorized and empowered to execute and deliver the Agreement and Plan of Merger on behalf of the Corporation.

VOTED: That the President or any Vice-President and the Clerk or Assistant Clerk of the Corporation be, and hereby are, authorized and empowered to execute, acknowledge and file on behalf of the Corporation, the Certificate of Ownership and Merger in the form attached hereto, with the office of the Secretary of State of State of Massachusetts and a certified copy thereof in the office of the Registry of Deeds of in accordance with the General Corporation Law of Massachusetts.

VOTED: That the effective date of such foregoing merger is and shall be December 31, 1989.

VOTED: That the proper officers of the Corporation be, and each of them singly hereby is, authorized and empowered to execute and deliver such documents, instruments and certificates, make any payments and to take all actions as in his judgment may be necessary, desirable or appropriate in order to effectuate the intent and purposes of the foregoing resolutions.

                               Continuation Sheet

                         Merger of CASE Technology Inc.


VOTED: That the Agreement and Plan of Merger in the form attached hereto, providing for the merger of the Corporation's wholly-owned subsidiary, CASE Technology Inc., with and into the Corporation, with the corporation constituting the surviving corporation, or additions thereto as the officers executing the same shall approve, such approval to be evidenced conclusively by their execution and delivery thereof; and that the President or any Vice-President and Clerk or Assistant Clerk of the Corporation be, and they hereby are, authorized and empowered to execute and deliver the Agreement and Plan of Merger on behalf of the Corporation.

VOTED: That the President or any Vice-President and the clerk or Assistant clerk of the corporation be, and hereby are, authorized and empowered to execute, acknowledge and file on behalf of the Corporation, the Certificate of Ownership and Merger in the form attached hereto, with the office of the Secretary of State for the State of California.

VOTED: At and after the effective date of the merger of CASE Technology Inc. with and into the Corporation, all debts, liabilities and duties of CASE Technology Inc. shall attach to the Corporation and may be enforced against the Corporation to the same extent as if such debts, liabilities and duties had been incurred or contracted by the Corporation.

VOTED: That the President or any Vice-President and the Clerk or Assistant Clerk of the Corporation be, and hereby are, authorized and empowered to execute, acknowledge and file on behalf of the Corporation, the Articles of Merger in the form attached as hereto, with the office of the Secretary of State of Massachusetts and a certified copy thereof in the Registry of Deeds in accordance with the Business Corporation Law of Massachusetts.

VOTED: That the effective date of such foregoing merger is and shall be December 31, 1989.

VOTED: That the proper officers of the Corporation be, and each of them singly hereby is, authorized and empowered to execute and deliver such documents, instruments and certificates, make any payments and to take all actions as in his judgment may be necessary, desirable or appropriate in order to effectuate the intent and purposes of the foregoing resolutions.

                        THE COMMONWEALTH OF MASSACHUSETTS
__________                    MICHAEL JOSEPH CONNOLLY        FEDERAL
Examiner                        Secretary of State           IDENTIFICATION NO.:
                               ONE ASHBURTON PLACE           04-2272148
                               BOSTON, MASS 02108

                                   ARTICLES OF
                   MERGER OF PARENT AND SUBSIDIARY CORPORATION
               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82

       The fee for filing this certificate is prescribed by General Laws,
              Chapter 156B, Section 114. Make check payable to the
                         Commonwealth of Massachusetts.

                                     * * * *

We,       Owen W. Robbins and William B. Asher,                 Vice President*
    ----------------------------------------------------------

and /Assistant Clerk* of              Teradyne, Inc.,
                               ----------------------------------------

organized under the laws of Massachusetts and herein called the parent
                            -------------
corporation, do hereby certify as follows:

     1. That the subsidiary corporation(s) to be merged into the parent corporation are/is as follows:

Name                             State of Organization     Date of Organization

1.  Teradyne Digitest, Inc.      Delaware                  April 14, 1978






     2. That the parent corporation owns at least ninety per cent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

     3. That in the case of each of the above-named corporations the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of the Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted).



* Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.



-----------------
* Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.

     4. That at a meeting of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws. Chapter 156B,
Section 82, was duly adopted:

     VOTED: That the Agreement and Plan of Merger in the form attached as EXHIBIT A hereto, providing for the merger of Teradyne Digitest, Inc. with and into Teradyne, Inc., with Teradyne, Inc. constituting the surviving corporation, be, and hereby is, approved, with such changes therein or additions thereto as the officers executing the same shall approve, such approval to be evidenced conclusively by their execution and delivery thereof; and that the President or any Vice-President and Clerk or Assistant Clerk of the Company be, and they hereby are, authorized and empowered to execute and deliver the Agreement and Plan of Merger on behalf of Teradyne, Inc.

     VOTED: That the President or any Vice-President and the Clerk or Assistant Clerk of Teradyne, inc. be, and hereby are, authorized and empowered to execute, acknowledge and file on behalf of Teradyne, Inc., the Articles of Merger in the form attached as hereto, with the office of the Secretary of State of Massachusetts.

     VOTED: That the effective date of such foregoing merger is and shall be December 31, 1988.

     VOTED: That the proper officers of Teradyne, Inc. be, and each of them singly hereby is, authorized and empowered to execute and deliver such documents, instruments and certificates, make any payments and to take all actions as in his judgment may be necessary, desirable or appropriate in order to effectuate the intent and purposes of the foregoing resolutions.




NOTE: Notes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B etc. Continuation sheets must have a left-hand margin 1 inch wide for binding. Only one side should be used.

     5. The effective date of the merger as specified in the vote set out under Paragraph 4 is

                                December 31, 1988

     6. (This Paragraph 6 may be deleted if the parent corporation is organized under the laws of Massachusetts.) The parent corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any subsidiary corporation organized under the laws of Massachusetts with which it has merged, and any obligation hereafter incurred by the parent corporation, including the obligation created by subsection (e) of General Laws, Chapter 156B, Section 82, so long as any liability remains outstanding against the parent corporation in the Commonwealth of Massachusetts and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process for the enforcement of any such obligations, including taxes, in the same manner as provided in Chapter 181.

     IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 29th day of December, 1988.

                                             /s/ Owen W. Robbins
                                             --------------------------
                                             Vice President*


                                             /s/ William B. Asher
                                             ------------------------------
                                             Assistant Clerk*







* Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.

                          COMMONWEALTH OF MASSACHUSETTS
            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS

                    (General Laws, Chapter 156B, Section 82)

     I hereby approve the within articles of merger of parent and subsidiary corporations and, the filing fee in the amount of $200.00 having been paid, said articles are deemed to have been filed with me this 29th day of December, 1988.
                                                    ----        --------

EFFECTIVE DATE
DECEMBER 31, 1988



                                              /s/ Michael Joseph Connolly
                                                MICHAEL JOSEPH CONNOLLY
                                                  Secretary of State




                         TO BE FILLED IN BY CORPORATION
                         Photo Copy of Merger to Be Sent

                            TO: Leslie S. White, Esq.
                         c/o Testa, Hurwitz & Thibeault
                                 53 State Street
                                Boston, MA 02109
                            Telephone: (617) 367-7500

                  THE COMMONWEALTH OF MASSACHUSETTS
---------
Examiner
          OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE  FEDERAL IDENTIFICATION
                 MICHAEL JOSEPH CONNOLLY, Secretary
              ONE ASHBURTON PLACE, BOSTON, MASS. 02108    NO. 04-2272148



                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

          This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                    ---------

     and We,      Alexander V. d'Arbeloff,                          , President
                  Richard J. Testa,                                 , Clerk of

                                    TERADYNE
     ---------------------------------------------------------------------------
                              (Name of Corporation)

     located at 321 Harrison Avenue, Boston, Massachusetts 02118 do hereby certify that the following amendment to the articles of reorganization of the corporation was duly adopted at a meeting held on May 8, 1987, by vote of

     17,740,199 shares of common stock out of 23,898,176 shares outstanding

-----------
approved


     CROSS OUT        being at least two-thirds of each class outstanding and
     INAPPLICABLE     entitled to vote thereon and of each class or series of
     CLAUSE           stock whose rights are adversely affected thereby:(2)



C [ ]
P [ ]
M [ ]

     (1) For amendments adopted pursuant to Chapter 156B, Section 70.
     (2) For amendments adopted pursuant to Chapter 156B Section 71.

     Note: If the space provided under any amendments or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding.

     Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

----------------- ---------------------- -------------------- --------------
                  NO PAR VALUE NUMBER OF   WITH PAR VALUE       PAR VALUE
 KIND OF STOCK            SHARES          NUMBER OF SHARES
----------------- ---------------------- -------------------- --------------
     COMMON
----------------- ---------------------- -------------------- --------------

----------------- ---------------------- -------------------- --------------

----------------- ---------------------- -------------------- --------------
   PREFERRED
----------------- ---------------------- -------------------- --------------

----------------- ---------------------- -------------------- --------------

----------------- ---------------------- -------------------- --------------

CHANGE the total to:

---------------- ------------------------- --------------------- --------------
                   NO PAR VALUE NUMBER OF      WITH PAR VALUE      PAR VALUE
 KIND OF STOCK             SHARES             NUMBER OF SHARES
---------------- ------------------------- --------------------- --------------
     COMMON
---------------- ------------------------- --------------------- --------------

---------------- ------------------------- --------------------- --------------

---------------- ------------------------- --------------------- --------------
   PREFERRED
---------------- ------------------------- --------------------- --------------

---------------- ------------------------- --------------------- --------------

---------------- ------------------------- --------------------- --------------

Article Six is hereby amended to add the following paragraph:

     "No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, that, to the extent provided by applicable law, this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section sixty-one or sixty-two of Chapter 156B of the Massachusetts General Laws, or (iv) for any transaction from which the director derived an improper personal benefit. This provision shall not eliminate the liability of a director for any act or omission occurring prior to the date upon which this provision becomes effective. No amendment to or repeal of this provision shall apply to or have any effect upon the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal."



     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 8th day of May, in the year 1987.


/s/ Alexander V. d'Arbeloff     Alexander V. d'Arbeloff      President
/s/ Richard J. Testa            Richard J. Testa             Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

                          I hereby approve the within articles
                    of amendment and, the filing fee in the
                    amount of $75.00 having been paid, said
                    articles are deemed to have been filed with me this 12 day of May 1987.


                                                   /s/Michael Joseph Connolly
                                                    MICHAEL JOSEPH CONNOLLY
                                                       Secretary of State








                         TO BE FILLED IN BY CORPORATION
                         Photo Copy of Merger to Be Sent

                           TO: Richard D. Sloman, Esq.
                         c/o Testa, Hurwitz & Thibeault
                                 53 State Street
                                Boston, MA 02109
                            Telephone: (617) 367-7500

                  THE COMMONWEALTH OF MASSACHUSETTS
---------
Examiner
                      MICHAEL JOSEPH CONNOLLY            FEDERAL IDENTIFICATION
                         Secretary of State
                ONE ASHBURTON PLACE, BOSTON, MASS. 02108 NO. 04-2272148


                        RESTATED ARTICLES OF ORGANIZATION

                     GENERAL LAWS, CHAPTER 156B, SECTION 74

          This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                    ---------

        We,  Alexander V. d'Arbeloff                        , President, and
             Richard J. Testa                                 , Clerk of

                                 TERADYNE, INC.
     ---------------------------------------------------------------------------
                            (Name of Corporation)

     located at 321 Harrison Avenue, Boston Massachusetts 02118 do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted at a meeting held on May 14, 1984, by vote of

     15,720,764 shares of common stock out of 22,070,973 shares outstanding being at least a majority of each class of stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby:-

         1.   The name by which the corporation shall be known is: -

              Teradyne, Inc.

         2.   The purposes for which the corporation is formed are as follows: -

              See Page 2A

C  [ ]
P  [ ]
M  [ ]
RA [ ]


-------
P.C.

     Note: If the space provided under any amendments or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:

     CLASS OF STOCK     WITHOUT PAR VALUE                WITH PAR VALUE
                        NUMBER OF SHARES      NUMBER OF SHARES       PAR VALUE

       Preferred             NONE                   NONE                ---
        Common               NONE                75,000,000             $.125

*4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

     NONE


*5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

     NONE


*6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

     The directors may make, amend or repeal the By-Laws in whole or in part, except with respect to any provision thereof which by law or by the By-Laws requires action by the stockholders.

     Meetings of the stockholders may be held anywhere in the United States.

     The corporation may be a partner in any business enterprise.

*If there are no such provisions, state "None."

                                       2A



     To design, develop, manufacture, assemble, produce, acquire, own, buy, import, sell, export, dispose of and otherwise deal in electronic or electromechanical products or components, and personal property of every kind and description.

     To acquire, buy, own and sell securities (including the securities of this corporation), patents, licenses, trade marks, trade names and all rights of every kind thereunder.

     To acquire, buy, construct, own, lease, mortgage and sell real estate, buildings or any interests therein necessary or desirable for the purposes of the corporation.

     To acquire all or any part of the goodwill, rights and property, and to assume the whole or any part of the contracts or liabilities of any firm, association, corporation or person, and to pay for such acquisition in cash, stock or other securities of this corporation or otherwise.

     To exercise any of the foregoing purposes of powers through subsidiary or affiliated corporations, and in connection therewith and otherwise to have all the powers conferred now or in future by the Commonwealth of Massachusetts upon business corporations.

*We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation at heretofore amended, except amendments to the following articles

Article 3.

                   Briefly describe amendments in space below:

Article 3 is amended by increasing the number of shares of Common Stock, $.125 par value, which the Corporation is authorized to issue from 30,000,000 shares to 75,000,000 shares.









IN WITNESS WHERE AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 14th day of May in the year 1984


/s/ Alexander V. d'Arbeloff                                      President
---------------------------
/s/ Richard J. Testa                                             Clerk
--------------------

                        THE COMMONWEALTH OF MASSACHUSETTS



                        RESTATED ARTICLES OF ORGANIZATION

                    (GENERAL LAWS, CHAPTER 156B, SECTION 74)

                            I hereby approve the within restated
                    articles of organization and, the filing fee in the amount of $22,650.00 having been paid, said articles are deemed to have been filed with me this 21st day of May , 1984



                                                /s/ Michael Joseph Connolly
                                                  MICHAEL JOSEPH CONNOLLY
                                                    Secretary of State











                         TO BE FILLED IN BY CORPORATION
                         Photo Copy of Merger to Be Sent

                           TO: Richard J. Testa, Esq.
                         c/o Testa, Hurwitz & Thibeault
                               Sixty State Street
                                Boston, MA 02109
                            Telephone: (617) 367-7500